Investor Presentation

November 2024



Astrana Health

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include any statements about the Company's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, estimates of our total addressable market, our ability to successfully complete and realize the benefits of anticipated acquisitions, integration of acquired companies and any projections of earnings, revenue, EBITDA, Adjusted EBITDA or other financial items, such as the Company's projected capitation and future liquidity, and may be identified by the use of forward-looking terms such as "anticipate," "could," "can," "may," "might," "potential," "predict," "should," "estimate," "expect," "project," "believe," "plan," "envision," "intend," "continue," "target," "seek," "will," "would," and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. Forward-looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company's management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward-looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company's reports to the U.S. Securities and Exchange Commission (the "SEC"), including without limitation the risk factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent Quarterly Reports on Form 10-Q.

Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date of this presentation and, unless legally required, the Company does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures

This presentation contains the non-GAAP financial measures EBITDA and Adjusted EBITDA, of which the most directly comparable financial measure presented in accordance with U.S. generally accepted accounting principles ("GAAP") is net income. These measures are not in accordance with, or alternatives to, GAAP, and may be calculated differently from similar non-GAAP financial measures used by other companies. The Company uses Adjusted EBITDA as a supplemental performance measure of our operations, for financial and operational decision-making, and as a supplemental means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization, excluding income or loss from equity method investments, non-recurring and non-cash transactions, stock-based compensation, and APC excluded assets costs. Beginning in the third quarter ended September 30, 2022, the Company has revised the calculation for Adjusted EBITDA to exclude provider bonus payments and losses from recently acquired IPAs, which it believes to be more reflective of its business.

The Company believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information, as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core or non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company's ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating operational performance, allocating resources, and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation, or as a substitute for, GAAP financial measures. Other companies may calculate both EBITDA and Adjusted EBITDA differently, limiting the usefulness of these measures for comparative purposes. To the extent this Presentation contains historical or future non-GAAP financial measures, the Company has provided corresponding GAAP financial measures for comparative purposes, except as otherwise noted below. The reconciliation between certain GAAP and non-GAAP measures is provided in the Appendix.

The Company has not provided a quantitative reconciliation of applicable non-GAAP measures, such as EBITDA margin targets, adjusted EBITDA, and the projected adjusted EBITDA in 2024 and in future years for planned acquisitions, to the most comparable GAAP measure, such as net income, on a forward-looking basis within this presentation because the Company is unable, without unreasonable efforts, to provide reconciling information with respect to certain line items that cannot be calculated. These items, which could materially affect the computation of forward-looking GAAP net income, are inherently uncertain and depend on various factors, some of which are outside of the Company's control.

Astrana Accelerates Healthcare Transformation At Scale

Astrana Health is a healthcare platform that organizes and empowers providers to drive **accessible, high-quality, and high-value care for all patients** through a provider-centric, technology-driven approach via its three business segments:

Care Partners
Affiliated and employed provider network, empowered to take risk across all health plan lines of business to deliver integrated care

Care Delivery
Flexible footprint of owned primary care and multi-specialty clinics with employed providers who deliver personalized care

Care Enablement
Full-stack technology and solutions platform, empowering providers to deliver the best possible care to all patients in their communities

A platform with...

Scale

1.1 million
Members in value-based care

12,000+
Astrana Health providers[1]

20+
Payer partners

32+
Markets

Demonstrable Clinical Outcomes

▼45%
Fewer hospital admissions[2]

Financial Strength[3]

$1.72B
TTM Revenue

$164.3M
TTM Adj. EBITDA

Note: For more information, see "Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information

1. Includes contracted and employed providers in our provider network, across all specialties, and including both Consolidated and Managed providers
2. Astrana Health figures based on analysis of Jan-Sep 2024 internal data from all Medicare Advantage members and compared against relevant benchmark
3. For the period ended September 30, 2024

Astrana Health exists to...

...Improve access to care

- Build **broad networks of affiliated** Primary and Specialty care providers, supplemented with **employed providers**
- Meet a diverse set of patients across **all care settings**

12,000+

Employed and affiliated providers[1]

...Power high-quality outcomes

- Deliver consistent care **and superior clinical outcomes** through provider-centric, purpose-built tools
- Keep our patients healthier and happier, **improving overall quality of life**

↓45%

Fewer hospital admissions/k vs. benchmark[2]

...Drive high-value care

- Engage patients in preventive care and coordinate high-value care to **reduce unnecessary medical spend**
- Drive savings and **sustainable unit economics** through 30+ years of clinical data insights

↓~1,350bps

Decrease in MCR from 2019-2023[3]

1. Includes contracted and employed providers in our provider network, across all specialties, and including both Consolidated and Managed providers
2. Astrana Health figures based on analysis of Jan-Sep 2024 internal data from all Medicare Advantage members and compared against relevant benchmark
3. MCR, or Medical Cost Ratio, calculated as Cost of services, excluding depreciation and amortization, divided by Total Revenue; based on Astrana Health's Core SoCal market, comprised of ~236k members in 2019 and ~319k members as of 12/31/2023

We do this by transforming the status quo into a highly coordinated, high-value, and accessible healthcare ecosystem

Status Quo



- Insufficient & costly access to quality care
- Poor provider and patient satisfaction
- Limited technology & coordinated care

The Astrana Health Model

aetna | cigna | Elevance Health | CENTENE Corporation | Humana | MOLINA HEALTHCARE | United Healthcare | + ~20 Others


Affiliate providers
Care Delivery
Risk-bearing organization (Care Partners)

Care Enablement

Data Infrastructure and Provider Solutions	Clinical and Care Coordination Solutions	Payer Delegation Solutions

Through our flexible approach, we organize and empower providers across the U.S., building towards a future where all Americans have access to high-quality and high-value healthcare

We transform healthcare delivery through our three segments: Care Partners, Care Delivery, and Care Enablement

○ Risk-bearing organization (Care Partners)

aetna | CENTENE Corporation | cigna healthcare | Elevance Health | Humana | Medicaid | Medicare | MOLINA HEALTHCARE | United Healthcare | + ~20 Others



- Affiliate providers
- Care Delivery
- ○ Risk-bearing organization (Care Partners)

Care Partners



Affiliate Providers

Primary Care	Ancillary Services
Multi-Specialty	Outpatient Clinics

Care Delivery

Primary Care	Ancillary Services
Multi-Specialty	Outpatient Clinics

Care Enablement



Third-Party Clients

Data Infrastructure and Provider Solutions

- Ops Automation
- VBE[1] Suite & Data Lake
- Point of Care Tools
- Analytics & Reporting

Clinical and Care Coordination Solutions

- Quality
- Clinical Programs
- RPM[2]
- UM[3] & Care Management

Payer Delegation Solutions

- Provider Relations
- Contracting & Credentialing
- Revenue Cycle
- Prior Authorization

1. Value-Based Enablement
2. Remote Patient Monitoring
3. Utilization Management

Care Partners is our risk-bearing network made up of our provider partners, both affiliated and employed

○ Risk-bearing organization (Care Partners)

aetna | CENTENE | cigna | Elevance Health | Humana | Medicaid | Medicare | MOLINA HEALTHCARE | United Healthcare | + ~20 Others

Care Partners



Affiliate Providers		Care Delivery	
Primary Care	Ancillary Services	Primary Care	Ancillary Services
Multi-Specialty	Outpatient Clinics	Multi-Specialty	Outpatient Clinics

Care Enablement

- Data Infrastructure and Provider Solutions
- Clinical and Care Coordination Solutions
- Payer Delegation Solutions

- ✦ Acts as a "single payer" for our network of providers, enabling VBC arrangements (i.e., full-risk contracts)
- ✦ Serves all patients, including Medicare FFS, Medicare Advantage, Medicaid, Commercial and Exchange
- ✦ Enables continuity of care in Astrana Health's ecosystem across age, stage of life, or life circumstance
- ✦ Empowers providers, with support from our Astrana Health's Care Teams, Care Enablement technology, and operations platform
- ✦ Meets providers where they are; enables independent providers to remain independent while succeeding in value-based care

7,200+	~840K	~86%	10–20%
Affiliated Astrana Providers[1]	Members in VBC Contracts	Astrana Health's Revenue Mix[2]	Long-term EBITDA Margin Target

Note: See "Use of Non-GAAP Financial Measures" slide for more information
1. Includes contracted and employed providers in our provider network, across all specialties, and including only Consolidated providers
2. For the trailing nine months ended September 30, 2024; Astrana Health standalone data

Care Delivery is our network of employed providers and owned clinics, increasing access in underserved communities

○ Risk-bearing organization (Care Partners)

aetna | CENTENE Corporation | cigna | Elevance Health | Humana | Medicaid | Medicare | MOLINA HEALTHCARE | United Healthcare | + ~20 Others

Care Delivery



AstranaCare

Affiliate Providers	
Primary Care	Ancillary Services
Multi-Specialty	Outpatient Clinics

Care Delivery	
Primary Care	Ancillary Services
Multi-Specialty	Outpatient Clinics

Care Enablement

- Data Infrastructure and Provider Solutions
- Clinical and Care Coordination Solutions
- Payer Delegation Solutions

- Primary care, multispecialty care, imaging, and laboratory clinics with 61 locations across 3 states to enhance access to care for patients
- We analyze our Care Partners networks by specialty and geography, and build / acquire practices and provider groups to fulfill network gaps in access, and ensure patients have high-quality access to care
- Ability to build out clinics tailor-made for specific markets helps us scale as we enter de novo into new markets
- Provides Astrana Health with a de-risked growth avenue, as we can acquire high-performing Care Partners or Care Enablement clients

60+	800k+	~7%	10–20%
Locations	Unique Patients Seen Annually	Astrana Health's Revenue Mix[1]	Long-term EBITDA Margin Target

Note: See "Use of Non-GAAP Financial Measures" slide for more information

1. For the trailing nine months ended September 30, 2024; Astrana Health standalone data

Care Enablement is our end-to-end clinical, operational, and administrative platform which empowers providers and care teams in a scalable way

aetna | CENTENE Corporation | cigna healthcare | Elevance Health | Humana | Medicaid | Medicare | MOLINA HEALTHCARE | United Healthcare | + ~20 Others

Care Partners



Affiliate Providers		Care Delivery	
Primary Care	Ancillary Services	Primary Care	Ancillary Services
Multi-Specialty	Outpatient Clinics	Multi-Specialty	Outpatient Clinics

Care Enablement

- Data Infrastructure and Provider Solutions
- Clinical and Care Coordination Solutions
- Payer Delegation Solutions

✦ Our technology and support platform enhances delivery of high-quality and high-value care to our patients

✦ Our Care Enablement tools are leveraged across our Care Partners and Care Delivery lines of business

✦ Our Care Enablement solutions are also used by 3rd party providers outside of our ecosystem

✦ Our platform is underpinned by 30+ years of real-world data, driving superior clinical and financial outcomes

12,000+	1.1M	~7%	20–30%
Providers in Astrana Health Network[1]	Members in VBC Contracts	Astrana Health's Revenue Mix[2]	Long-term EBITDA Margin Target

Note: See "Use of Non-GAAP Financial Measures" slide for more information

1. Includes contracted and employed providers in our provider network, across all specialties, and including both Consolidated and Managed providers
2. For the trailing nine months ended September 30, 2024

Across our business, Astrana's providers build longitudinal relationships with our diverse patients across all life situations

1.1 million
Total value-based lives

Diverse patient demographics[3]


13%
6%
12%
48%
21%

- Hispanic / Latino
- AAPI[1]
- White / Caucasian
- Black / African American
- Other

Robust provider retention

98%
Avg annual provider retention[2]

Experienced providers

11.1
Average provider tenure of Care Partners providers

Astrana Health serves members across their lifetimes...

Membership by Age Group[4]

< 18 yrs	18 - 45 yrs	45 - 65 yrs	65 - 85 yrs	85+ yrs
24%	36%	23%	10%	7%

... and across their insurance context

Revenue By Payer Type[5]

Medicare	Medicaid	Commercial	Other Third Parties
55%	30%	10%	5%

Revenue By Payer[5]

Payer A	Payer B	Payer C	Payer D	Others
30%	15%	11%	10%	34%

aetna, CENTENE Corporation, cigna, Elevance Health, Humana, Medicaid, Medicare, MOLINA Healthcare, United Healthcare + Others

Source: U.S. Census Bureau, CMS
1. Asian American and Pacific Islander
2. Based on Care Partners provider network
3. Astrana population data as of 2022
4. Astrana membership data as of 2024
5. Revenue for the nine months ended September 30, 2024

The Astrana Playbook: Repeatable Levers for Scalable Outcomes

Growth: Sustainably growing membership to bring better care to more Americans

- Growth within our existing markets (CA, NV, TX)
- Expansion into new geographies (AZ, CT, HI, MD, VA, & more)

Risk Progression: Increasing alignment through total cost of care responsibility in value-based arrangements

- 1.1M total members in VBC arrangements[1]
- 255K+ full-risk members across Medicare, Medicaid, and Commercial LOBs[1,2]

Outcomes and Cost: Achieving superior patient outcomes while managing cost

- Admits/K 45% below benchmark[3]
- Maintaining access to high-quality care and moderating increasing cost trends

Operating Leverage: Driving operating leverage across our business through our Care Enablement suite

- 85% of Care Partners PCP's active on Astrana point-of-care tool across all LOBs[4]
- 70% of prior authorizations auto-approved[5]

1. As of September 30, 2024, excluding ACO
2. Lines of Business
3. Astrana Health figures based on analysis of Jan-Sep 2024 internal data from all Medicare Advantage members and compared against relevant benchmark
4. Excludes Collaborative Health System (CHS) providers
5. Care Partners equipped with automated prior authorizations; Excludes CHS providers

Astrana has developed a differentiated model to drive continued and sustainable growth

The Astrana playbook

- **Growth – Organic and Inorganic**
- **Risk Progression**
- **Outcomes and Cost**
- **Operating Leverage**

Repeatable M&A with synergies
to supplement organic growth

PROSPECT HEALTH (Certain businesses and assets relating to Prospect Health System)[5]

COLLABORATIVE HEALTH SYSTEMS ✓

Community Family Care ✓

✓ *Fully integrated*

Adjusted EBITDA


($ in millions)
Core Astrana
Prospect pro forma
Prospect pre-close
Synergies
$54
~26% CAGR¹
$170²
$81³
~27% CAGR⁴
At least $350
Astrana Playbook
Astrana Playbook
2019
2024
2027

Note: Assumes the closing of the proposed acquisition of Prospect Health
1. Based on Astrana Health's 20219 Adj. EBITDA to the mid-point of Astrana's 2024 Adj. EBITDA guidance of $170M
2. Based on the midpoint of Astrana Health's 2024 Adj. EBITDA guidance of $170M
3. Management's estimate for the twelve months ending December 31, 2024
4. Based on implied EBITDA growth from $170M to $350M+ of Adj. EBITDA (incl. Prospect Health)
5. Includes certain businesses and assets relating to Prospect Health System (Prospect Health Plan, Prospect Medical Groups, Prospect Medical Systems, RightRx, Foothill Regional Medical Center

We've proven our ability to digest significant inorganic growth profitably, through our scalable clinical and technology infrastructure

Community Family Care (CFC) overview

Care Partners

CFC IPA was an **independent physician association** ("IPA") that managed members across all LOBs in the **Los Angeles, California** area with **200k+ members**, 250+ PCPs, and 400 specialists

CFC Health Plan ("HP") was a Care Enablement client, with a Restricted Knox Keene ("RKK") license for Medicaid members

De-risked integration playbook leveraging scalable infrastructure



Revenue ($ in millions)
CFC IPA became Astrana's MSO client January 2020
Astrana closed the CFC IPA and CFC HP acquisition in Q1 2024
~26% CAGR
Astrana Integration Playbook
$101
$119
$155
$375
2019
2020
2023
2024
Pre-Astrana
MSO client
Post-acquisition1
Adj. EBITDA ($ in millions)
MSO client
Acquisition
~22% CAGR
Astrana Integration Playbook
$7
$13
$24
$35
2019
2020
2023
2024

Source: CFC audited financial statements; Astrana financials
1. Post-acquisition period only begins in full after Q1 2024

Astrana Health's

planned acquisition of

PROSPECT HEALTH

will bring together two **scaled organizations** empowering providers to drive:

- ✦ Access
- ✦ Quality
- ✦ Value

for all patients in a payer-agnostic way

Astrana Health	& PROSPECT HEALTH
32 years Operating history	**37 years** Operating history
12 States	**4** States
1.1M Members in value-based care arrangements	**610k** Members in value-based care arrangements
12k+ Providers[1]	**13k** Providers[2]
$1.95-2.03B 2024 Revenue[3]	**$1.2B** 2024 Revenue[4]
$165-175M 2024 Adj. EBITDA[3]	**$81M** 2024 Adj. EBITDA[4]

Note: Assumes the closing of the proposed acquisition of Prospect Health; Prospect financial and operating stats shown on page are approximations

1. Includes contracted and employed providers in our provider network, across all specialties, and including both Consolidated and Managed providers
2. Includes ~3k Primary Care Physicians and ~10k Specialists
3. Astrana Health 2024 Guidance as of Q3 2024
4. Management's estimate for the twelve months ending December 31, 2024

Astrana and Prospect have synergistic businesses and assets

Care Partners

Risk-bearing networks (IPA's, ACO's, etc.) across all lines of business (Medicaid, Medicare, Commercial) delivering integrated and coordinated care

Allied Pacific IPA – We Understand & We Care!

AAMG – Your choice. Your health. Our mission.

Texas Independent Providers, LLC – Physician Advocates – Since 2014

Accountable Care Coalition of Southeast Texas Inc.

Care Delivery

Owned primary and multi-specialty clinics with employed providers delivering accessible and personalized care



Care Enablement

Full-stack technology and services platform enabling providers to deliver high-quality, valuable care



Prospect's synergistic businesses and assets

Prospect Health Plan
California-licensed health care service plan

Prospect Medical Groups
In CA, TX, AZ, and RI

Gateway Clinics
Primary and multi-specialty care clinics in Anaheim, CA

RightRx
Pharmacy

Prospect Medical Systems
Management service organization

Note: Assumes the closing of the proposed acquisition of Prospect Health

Prospect's footprint and membership is highly complementary to that of Astrana's


Astrana
Prospect
Astrana and Prospect

Pro forma membership mix by payer[1]


Medicare
17%
Commercial
28%
1.7M
Medicaid
55%

Note: Assumes the closing of the proposed acquisition of Prospect Health

1. Based on estimated pro forma members in value-based care arrangements for the twelve months ending December 31, 2024

Expected to seamlessly fold into our existing operations

Scale	Model	Growth	Integration	Leverage
Accretive scale via adjacent geographies and complementary networks	Analogous clinical and operational models (e.g., claims delegation, risk delegation)	Highly visible embedded growth (e.g., organic growth, transition to full risk)	De-risked integration leveraging scalable infrastructure to realize identified synergies	Prudent balance sheet deployment with glidepath to de-lever
+610k VBC[1] members +$81M '24E Adj. EBITDA	**$12M+ cost synergies 86% of VBC members in CA[2]**	**64% of Prospect capitated revenue in full-risk[3]**	**12 months expected timeline to full integration**	**<2.5x net leverage in 24 months[4]**

Astrana platform expected to deliver at least $350M of Adj. EBITDA by 2027

Note: Assumes the closing of the proposed acquisition of Prospect Health; Prospect financialand leverage stats shown on page areapproximations
1. Value-based care
2. Based on October 2024 membership
3. Revenue by risk arrangement represents capitation revenue only; Based on preliminary actuals as of November 2024
4. Based on management estimates of pro forma total net debt divided by pro forma total Adjusted EBITDA

We've demonstrated our ability to provide better care at lower cost in our core market, California

California


1992
2019
2021-2022
2023
2024
14.4M
Population Reach
20.6M
Population Reach
26.7M
Population Reach
~$380B
CA TAM Opportunity

Launched in Southern CA

Los Angeles 9.7M pop.[1]

MCR Improvement: ~(1,350) bps[2]

Built density in Southern CA

San Bernardino 2.2M pop.[1]

Riverside 2.5M pop.[1]

MCR Improvement: ~(750) bps[2]

Expanded into Northern CA

Bay Area 6.2M pop.[1]

MCR Improvement: ~(950) bps[3]

Expanded into Central CA

Central Valley 6.1M pop.[1]

Deepened CA alignment

Community Family Care Health Plan and RKK License acquisition

Prime Community Care of Central Valley and BASS Medical Group join Care Partners

Anthem Blue Cross partnership

6 additional Care Delivery sites

~1.8k additional Care Partners providers[4]

Source: U.S. Census Bureau, population data as of 2022; CMS
1. County population data as of 2022
2. Reflects the MCR improvement from 2019 to 2023
3. Reflects MCR improvement from 2021 to 2023
4. Represents Care Partners providers added between December 2023 and September 2024

We've continued to grow into new markets to serve and invest in additional communities across the country

Nevada

2022



Clark 2.3M pop.

- Planned to be run-rate breakeven in adj. EBITDA exiting 2024
- In 2024, opened four new de novo primary care clinics opened in Las Vegas, NV
- Almost 500% increase from Jan 2023 in visits[1]
- 700+ providers within Care Partners

Texas

2023



Tarrant 2.2M pop.

Harris 4.8M pop.

- 3100+ providers within Care Partners
- CHS'[2] network in Texas encompassed around 350 PCPs serving over 10,000 Medicare Advantage lives
- CHS' full-risk and delegated contracts advance Astrana's ability to participate in value-based arrangements in Texas

Arizona[3]

2024



Maricopa 4.4M pop.

- 250+ providers within Care Partners
- Participating in value-based arrangements in 2025
- Planning to be implemented on Care Enablement platform by end of year

Hawaii

2024



Honolulu 1.0M pop.

Hawaii 0.2M pop.

Maui 0.2M pop.

- 100+ PCPs serving over 10,000 Medicare patients
- Implemented on Care Enablement platform as of Q4 2024

Note: For more information, see "Use of Non-GAAP Financial Measures" slides for more information

Source: U.S. Census Bureau; population data as of each respective year; Centers for Medicare and Medicaid Services, Office ofthe Actuary, National Health Statistics Group

1. As of July 2024
2. Collaborative Health System
3. Arizona market expected to go live in 2025

Risk progression

As we increase alignment through total cost of care responsibility, our unit economics improve demonstrably



Partial-risk
100%
Total Premium
Retained by Health Plan
Institutional spend[1]
40%
Revenue to Astrana Health
Cost of care[2]
OpEx[3]
12.5 – 25%
EBITDA Margin to Astrana Health
~5-10%
EBITDA to Astrana Health
Full-risk
100%
Total Premium
Retained by Health Plan
85%
Revenue to Astrana Health
Cost of care[2]
OpEx[3]
10 – 20%
EBITDA Margin to Astrana Health
~9-17%
EBITDA to Astrana Health

As we shift lives into full-risk arrangements, we capture a higher portion of the premium dollar, deliver high-quality and high-value care, leading to superior outcomes and improved unit economics

Note: See "Use of Non-GAAP Financial Measures" slide for more information.

1. Medical spend for Hospitals / Facilities
2. "Cost of care" includes all clinical spend, e.g. payments for Primary Care services, payments for specialty and ancillary provider services, and shared savings payments to Astrana Health's Care Partners in partial-risk contracts; also includes spend for hospital inpatient services in full-risk contracts
3. Includes operating expense and corporate overhead, as well as intercompany Care Enablement fees, excluding interest, tax, depreciation and amortization

We are increasing the full-risk share of our business to better align incentives around patient outcomes and improve unit economics

Capitated Revenue by Risk Arrangement[2]


100%
65%
35%
53%
47%
39%
61%
33%
67%
2021
2022
2023
September[1] 2024
January 2025E
Full-risk
Partial-risk
Projected

Members by Risk Arrangement[3]


70%
30%
September 2024

Our partial-risk membership presents an **embedded opportunity** for increased platform value and risk alignment. We succeed in these contracts by **continuing to drive positive patient outcomes.**

1. Revenue for the three months ended September 30, 2024
2. Revenue by risk arrangement represents capitation revenue only
3. Members by risk arrangement represent Care Partners membership only as of October 1, 2024

Our purpose–built, intelligent, value–based care platform drives scalable and repeatable results across our business


Provider Portal
Annual Visit

Provider Empowerment and Engagement

- All-in-one point-of-care tool for both providers and practices
  - Check member eligibility
  - Submit & receive auto-approval for prior auths
  - View & act on quality and risk adjustment gaps
  - Collaborate w/ Care Teams[1]
  - View longitudinal patient records, SDOH[2], and population health data



Care Management & Patient Outcomes

- Intelligent patient population risk stratification
- Focused and purposeful member Care Management Plans to ensure evidence-based solutions and responses
- 250+ full-time employees on our Care Teams[1], improving delivery of care and patient outcomes


Specialty Group
Los Angeles
San Bernardino
San Francisco
Las Vegas
Houston
IM/FM/GP
RADIOLOGY
LABORATORY
EMERGENCY MEDICINE
OBSTETRICS & GYNECOLOGY
CARDIOLOGY
ORTHOPEDIC SURGERY
MULTI SPECIALTY
URGENT CARE
PHYSICAL THERAPY
GASTROENTEROLOGY
HOSPITAL
DMEPOS
HEMATOLOGY/ONCOLOGY
PEDIATRICS
HOSPITALIST
FAMILY PLANNING
GENERAL SURGERY
NEUROLOGY
ANESTHESIOLOGY

Population Health & Analytics

- NCQA-certified HEDIS® engine drives actionable insights, closing gaps in care
- Composable "Command Center" dashboard highlights trends[3] and opportunities to improve access and quality
- Care access analytics highlights provider network opportunities

1. Astrana Health's Care Team includes MDs, NPs, PAs, RNs, LVNs, etc.
2. SDOH = Social Determinants of Health
3. Trends are customizable by specialty, by region, with trends in prior authorization counts, utilization, costs, among other trends

Proprietary point-of-care tool empowers providers to self-serve patient context, coordinate care, and achieve better patient outcomes

Providers empowered by our technology…



Provider Portal
Incomplete Measures
Example workflow:
Controlling blood pressure
Eligibility
Authorization
Claims
Case Management
New Documents
HCC
Resources
Contact Us
Vendor Portal
Only the systolic AND diastolic blood pressure reading of the last office visit of the year will close the gap, if both are under control.
Compliant Office BP Reading - Upload Report:
Upload Documents
Date of Service (*):
or
Select Systolic Reading (*):
Systolic < 130 mm Hg
130 < Systolic < 139 mm Hg
Select an ICD Code (*):
I10
I11.0
I12.0
I13.0
I13.11
I13.2
Select a CPT Code (*):
3074F
Date of Service (*):

98%+ of members attributed to a PCP active in point-of-care tool[1]

85% of PCPs active point-of-care tool users[1]

86% of Medicare PCPs generating prior authorizations in point-of-care tool[2]

70%+ HEDIS care gaps closed through point-of-care tool[4]

…see improved outcomes across the board

Provider quality outcomes compared by usage[2,3]
Full year 2023 quality outcomes



HCC recapture rates
HEDIS rates
Annual Wellness Visit rates
85%
80%
75%
70%
65%
60%
55%
Lowest engaged users
Highest engaged users

Note: Excludes CHS members and providers; Source: 2023 and 2024 Astrana Claims, Utilization Management, and product usage data

1 Providers in Care Partners; All LOBs
2 Providers in Care Partners; Medicare population
3 Usage defined as actions taken in the point-of-care tool
4 71% HEDIS care gaps closed in 2023 for Medicare Advantage population of Care Partners, as tracked through our proprietary NCQA-certified HEDIS engine

Proprietary workflow software empowers Astrana's clinical teams with real-time data to drive care coordination and access

Technology pairs with clinical staff...


Astrana Health
AYCE
Productivity Report
0 Auths Processed
0 Auths Created
0 Cases Created
Workflow
Authorizations
Cases
Member Search
Provider Search
Denials
Admin
Log Out
Dashboard
AAMG
ADV
AHC
ALPHA
AMNV
Total Open Auths
TAT At Risk
Urgent
Total Open
TAT At Risk
Urgent
Queue
Auth No
Request Date
Auth Status
Priority
HP Code
Assigned To
Assigned By
Assigned Date

99% of all acute inpatient admits actioned within 24 hours of notification[1]

90%+ of all acute inpatient admits notified through real-time ADTs

70% of prior authorizations auto-approved, driving increased access for patients with instantaneous approvals[2]

Daily rounds with inter-disciplinary care teams and dedicated discharge planning teams to reduce unnecessary length of stay *and* readmits[4]

...ensuring appropriate care in the right setting

For Example:
Average SNF[3] length of stay (days) for new care-managed cohort[4]


16.5
16
15.5
15
14.5
14
Month 1
Month 2
Month 3
Month 4
Month 5
Month 6
Month 7

Note: Excludes CHS patients and Care Partners; Source 2023 and 2024 Astrana Claims, Utilization Management, and product usage data
1. Notification defined as Admit Discharge Transfer (ADT) notification, fax, or phone
2. Care Partners equipped with automated prior authorizations
3. Skilled Nursing Facility
4. Medicare population

Proprietary care management platform coordinates scalable care planning workflows, ensuring no patient falls through the cracks

Example Pathways intensive care management patient journey:

Leslie is one of **10k+** high needs members risk stratified for intensive care management[1]


Leslie R. Los Angeles, CA
AMG
PCP Clinic

85% of post-IP-discharge patients successfully engaged per month[2]

92% of post-ED-discharge patients successfully engaged per month[2]

95% ADT coverage for full-risk populations

After a hospital visit, Leslie is risk stratified into our Care Management program. Autonomously, our system processes an ADT notification, triggering a text to Leslie with resources and a fax and electronic message to her PCP notifying them of her visit.



Leslie's contact information is then served directly to her Astrana care manager in their task list to perform the appropriate follow ups and to ensure she feels supported with her follow-on care and medications


Call patient
Home 123-456-7890
Call
Mobile 123-456-7890
Call
Show More
Did the patient pick up? Yes No
Did the patient agree to enroll? Yes No
Schedule appointment

On the phone, Leslie mentions she's relying on her daughter to pick up her medication. The ACM care manager creates a care goal for Leslie and a task to follow up in a week



The previously created alert is automatically processed, triggering a call back to Leslie to see how she's feeling and to confirm she received her medications. Flexible care plans and follow-ups can be created.


Trigger call in Talkdesk
Perform follow-up call

Note: Excludes CHS patients; All names, images, and situations presented are for illustrative purposes only
1. Based on highest need members risk stratified into Astrana Health's care management programs and engaged by Care Management Team in 2024
2. Non-ACO Medicare members only; as of 8/30/24

Together, our clinical teams and technology platform drive superior patient outcomes and sustainable growth

We keep patients healthier and out of the hospital unnecessarily...

Hospital admissions per k, % change vs. benchmark[1]


45%

...And if they are admitted, we help them get to the right site of care once clinically appropriate

Hospital IP LOS, % change vs. benchmark[2]


14%

Proven ability to improve MCR and drive sustainable growth

Improvement in MCR[3] per year, since 2019


~350 bps

Proven path to profitability in new markets, on average, within

2 years

Source: Centers for Medicare and Medicaid Services

1. Astrana Health figures based on analysis of Jan-Sep 2024 internal data from all Medicare Advantage members and compared against relevant benchmark
2. Astrana Health figures based on analysis of Jan-Jun 2024 internal data from Care Partners Medicare patients and compared against CMS Medicare Advantage benchmark
3. Medical Cost Ratio, based on Astrana Health's core Southern California markets

Care Enablement platform creates operating leverage for new clients and Care Partners

Data Infrastructure and Provider Solutions
- Ops Automation
- VBE[1] Suite & Data Lake
- Point of Care Tools
- Analytics & Reporting

Clinical and Care Coordination Solutions
- Quality
- Clinical Programs
- RPM[2]
- UM[3] & Care Management

Payer Delegation Solutions
- Provider Relations
- Contracting & Credentialing
- Revenue Cycle
- Prior Authorization

Case studies:

Group 1, *California*


Total revenue
140%
Year 0
Year 2
Total G&A
7%
Year 0
Year 2

Group 2, *Non-California*


Total revenue
13%
Year 0
Within Year 1
Total G&A
(21%)
Year 0
Within Year 1

Source: Astrana Health financials

Execution of our strategy drives unit economic improvement

Astrana playbook

- **Growth**
- **Risk Progression**
- **Outcomes and Cost**
- **Operating Leverage**

Unit economic impact



100%
85%
10 – 20%
EBITDA Margin to Astrana Health
~9-17%
Total Premium
Retained by Health Plan
Revenue to Astrana Health
Cost of care[1]
OpEx[2]
EBITDA to Astrana Health

Note: See "Use of Non-GAAP Financial Measures" slide for more information.
1. "Cost of care" includes all clinical spend, e.g. payments for Primary Care services, payments for Specialty Provider services, shared savings payments to Astrana Health's Care Partners, and hospital inpatient services
2. Includes operating expense and corporate overhead, as well as intercompany Care Enablement fees, excluding interest, tax, depreciation and amortization

Execution of our strategy drives profitable growth

Astrana playbook

- Growth
- Risk Progression
- Outcomes and Cost
- Operating Leverage

Profitable growth

Revenue *($ in millions)*



~29% CAGR
$561
$687
$774
$1,144
$1,387
$1,950-
$2,030
2019
2020
2021
2022
2023
2024

Adj. EBITDA *($ in millions)*



~26% CAGR
$54.2
$102.8
$133.5
$140.0
$146.6
$165.0-
$175.0
2019
2020²
2021²
2022²
2023²
2024
10%
15%
17%
12%
11%
9%

Clear visibility into continued 25%+ growth over the medium term

% Adj. EBITDA margin[1]

Note: For more information, see "Reconciliation of Net Income to EBITDA and Adjusted EBITDA", "Guidance Reconciliation of NetIncome to EBITDA and Adjusted EBITDA", and "Use of Non-GAAP Financial Measures" slides for more information

1. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue
2. 2020-2021 Adj. EBITDA benefitted from tailwinds of lower utilization during the COVID-19 pandemic. Return to pre-pandemic utilization in 2022 and 2023

Building the premier, patient-centered healthcare platform for all

Astrana Health

Growth
Sustainably growing membership to bring better care to more Americans

Risk Progression
Increasing alignment through total cost of care responsibility in value-based arrangements

Outcomes and Cost
Achieving superior patient outcomes while managing cost

Operating Leverage
Driving operating leverage across our business through our Care Enablement suite



Care Partners | Care Delivery | Care Enablement

13	1.7M	20k+	~$3.2B	~$251M
States	VBC Members[1]	Providers	2024 PF Revenue[2]	2024 PF Adj. EBITDA[2]

Note: Assumes the closing of the proposed acquisition of Prospect Health; Financial and leverage stats shown on page are approximations
1. Members in value-based care arrangements
2. Financials shown on page based on pro forma 2024 management estimates.

Astrana Guidance for 2024

($ in millions, except for per share information)

Q3 2024 financial results	
Revenue	$478.7
Net Income attr. to ASTH	$16.1
Adjusted EBITDA[2]	$45.2
EPS – Diluted	$0.33

	Actual FY 2023 Results	2024 Previous Guidance Range	2024 New Guidance Range[1]
Total Revenue	$1,386.7	$1,750 - $1,850	**$1,950 - $2,030**
Net Income attr. to ASTH	$60.7	$54 - $66	**$52 - $58**
Adjusted EBITDA[2]	$146.6	$165 - $185	**$165 - $175**
EPS – Diluted	$1.29	$1.12 - $1.36	**$1.06 - $1.19**

1. Raised revenue guidance and narrowed net income attr. to ASTH, Adjusted EBITDA, and EPS guidance to incorporate CHS's financial contribution
2. See "Reconciliation of Net Income to EBITDA and Adjusted EBITDA," "Updated Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See "Forward-Looking Statements" on slide 2.


Investor Relations
Asher Dewhurst
(626) 943-6491
investors@astranahealth.com
Astrana Health

Appendix

Astrana is a highly differentiated, scaled leader in value-based care

	Astrana Health	Privia Health	agilon health	CareMax	P3 Health Partners
Business Model	Affiliate and owned provider model	Affiliate provider model	Affiliate provider model	Affiliate and owned provider model	Affiliate provider model
At-Risk Lives	~1.7M[1]	~1.2M[2]	~0.5M	~0.2M[3]	~0.1M
Markets	33+[4]	14	30	6	27
Serves All Patient Types	✓	✓	✗	✗	✗
Track Record of Care Delivery	32 Years	17 Years	8 Years	13 Years	4 Years
Market Cap	$2,156M	$2,853M	$794M	$7M	$95M
2024 Revenue[5]	$1,969M	$2,901M[6]	$6,053M	$791M	$1,513M
2024 Adj. EBITDA[5]	$171M	$89M	($148M)	($39M)	($125M)
Consistent Profitability[7]	✓	✓	✗	✗	✗
FV / 24E Adj. EBITDA	17.7x	27.9x	N/M	N/M	N/M

Source: FactSet as of 11/13/24
Note: N/M denotes FV / 24E Adj. EBITDA <0.0x; 1. Members in VBC pro forma for incremental members from the acquisition of certain businesses and assets of Prospect Health System; 2. Total membership; 3. Medicare-equivalent total membership, where commercial or Medicaid patient are discounted as 1/3 of one Medicare-equivalent member; 4. Markets pro forma for incremental markets from the acquisition of certain businesses and assets of Prospect Health System; 5. Street consensus for all companies; 6. Represents total practice collections; 7. Represents positive EBITDA over last 4 quarters

Experienced, mission-driven management team with deep clinical knowledge and a proven ability to execute



Brandon K. Sim, MS

President & Chief Executive Officer

Previous Experience: CITADEL | Securities; CardioDiagnostics

Education: HARVARD UNIVERSITY



Chan Basho, MBA

Chief Operating & Financial Officer

Previous Experience: HealthCare Partners; DaVita; Alignment Health

Education: Berkeley University of California; Wharton University of Pennsylvania



Dinesh Kumar, MD

Chief Medical Officer

Previous Experience: HealthCare Partners; DaVita; Alignment Health

Education: UCLA; UCSF



Jaime Melkonoff, MBA

SVP & President, AstranaCare Texas

Previous Experience: Prospect Health; Molina Healthcare; BlueCross BlueShield Arizona; Health Choice

Education: Brandman University



Jeremy Jackson, MD

Chief Quality Officer

Previous Experience: Brigham and Women's Hospital, Founding Member, Mass General Brigham; BCG

Education: USC; Michigan Medicine University of Michigan

Summary of Selected Financial Results

$ in thousands except per share data	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023
Revenue				
Capitation, net	$ 431,401	$ 305,678	$ 1,239,885	$ 906,430
Risk pool settlements and incentives	21,779	15,022	57,564	48,605
Management fee income	2,747	9,898	8,429	32,287
Fee-for-service, net	18,692	15,892	54,588	41,216
Other revenue	4,091	1,683	8,865	5,087
Total revenue	478,710	348,173	1,369,331	1,033,625
Total expenses	450,285	309,090	1,280,701	945,142
Income from operations	28,425	39,083	88,630	88,483
Net income	$ 18,981	$ 27,973	$ 57,709	$ 57,943
Net income attributable to noncontrolling interests	2,887	5,914	7,609	9,582
Net income attributable to Astrana Health	$ 16,094	$ 22,059	$ 50,100	$ 48,361
Earnings per share – diluted	$ 0.33	$ 0.47	$ 1.04	$ 1.03
EBITDA[1]	$ 39,154	$ 42,818	$ 116,255	$ 102,823
Adjusted EBITDA[1]	$ 45,170	$ 51,974	$ 135,332	$ 117,573

1. See "Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information.

Segment Results

For the three months ended September 30, 2024

$ in thousands		Care Partners	Care Delivery	Care Enablement	Other	Intersegment Elimination	Corporate Costs	Consolidated Total
Total revenues	$	455,760	34,728	40,930	-	(52,708)	-	478,710
% change vs prior year quarter		42%	20%	11%				37%
Cost of services		369,835	29,114	19,604	-	(13,335)	-	405,218
General and administrative expenses[1]		47,139	6,971	15,012	-	(39,370)	15,315	45,067
Total expenses		416,974	36,085	34,616	-	(52,705)	15,315	450,285
Income (loss) from operations	$	38,786	(1,357)	6,314	-	(3)[2]	(15,315)	28,425
% change vs prior year quarter		(4%)	31%	(2%)				(27%)

1. Balance includes general and administrative expenses and depreciation and amortization.
2. Income from operations for the intersegment elimination represents rental income from segments renting from other segments. Rental income is presented within other income, which is not presented in the table.

Balance Sheet Highlights

$ in millions	9/30/2024	12/31/2023	$ Change
Cash and cash equivalents and investments in marketable securities[1]	$350.3	$296.3	$54.0
Working capital	$284.1	$242.8	$41.3
Total stockholders' equity	$709.6	$616.7	$92.9

1. Excluding restricted cash

Reconciliation of Net Income to EBITDA & Adjusted EBITDA

$ in thousands	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023
Net Income	$ 18,981	$ 27,973	$ 57,709	$ 57,943
Interest Expense	8,856	3,779	25,028	10,680
Interest income	(3,778)	(3,281)	(11,287)	(9,617)
Provision for income taxes	7,831	10,042	25,004	30,971
Depreciation and amortization	7,264	4,305	19,801	12,846
EBITDA	39,154	42,818	116,255	102,823
Income from equity method investments	(1,353)	2,016	(2,887)	(3,160)
Other, net	1,206[2]	1,723[3]	2,663[4]	1,507[3]
Stock-based compensation	6,163	5,706	19,301	13,364
APC excluded assets costs	-	(289)	-	3,039
Adjusted EBITDA	$ 45,170	$ 51,974	$ 135,332	$ 117,573
Adjusted EBITDA margin[1]	9%	15%	10%	11%

1. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue.
2. Other, net for the three months ended September30, 2024 relates to non-cash changes related to change in the fair value of our financing obligation to purchase the remaining equity interests in one of our investments, non-cash changes related to change in the fair value of the Company's Collar Agreement, non-cash gain on debt extinguishment related to one of our promissory note payables, and transaction costs incurred for our investments and tax restructuring fees.
3. Other, net for the three and nine months ended September30, 2023 relates to transaction costs incurred for our investments and tax restructuring fees and non-cash changes related to change in the fair value of our financing obligation to purchase the remaining equity interests, changes in the fair value of our contingent liabilities, and changes in the fair value of the Company's Collar Agreement.
4. Other, net for the nine months ended September 30, 2024 relates to financial guarantee via a letter of credit that we provided almost three years ago in support of two local provider-led ACOs, non-cash changes related to change in the fair value of our financing obligation to purchase the remaining equity interests in one of our investments, non-cash changes related to change in the fair value of the Company's Collar Agreement, non-cash gain on debt extinguishment related to one of our promissory note payables, transaction costs incurred for our investments and tax restructuring fees, and reimbursement from a related party of the Company for taxes associated with the Excluded Assets spin-off.

Reconciliation of Net Income to EBITDA & Adjusted EBITDA (continued)

For the twelve months ended $ in millions	TTM Ended September 30, 2024	Year Ended 2023	2022	2021	2020	2019
Net Income	$ 57.6	$ 57.8	$ 45.7	$ 46.1	$ 122.1	$ 15.8
Interest expense	30.4	16.1	7.9	5.4	9.5	4.7
Interest income	(15.9)	(14.2)	(2.0)	(1.6)	(2.8)	(2.0)
Provision for income taxes	26.0	32.0	40.9	31.7	56.3	10.0
Depreciation and amortization	24.7	17.7	17.5	17.5	18.4	18.3
EBITDA[1]	122.9	109.5	110.1	99.1	203.5	46.8
Goodwill impairment	-	-	-	-	-	2.0
Income (loss) from equity method investments	(4.9)	(5.1)	(5.7)[6]	5.3[6]	(0.3)[6]	2.9
Gain on sale of equity method investment	-	-	-	(2.2)	-	-
Other, net	7.4[7]	6.2[2]	3.3[3]	(1.7)[4]	(0.5)[4]	-
Stock-based compensation	28.0	22.0	16.1	6.7	3.4	0.9
APC excluded assets costs	10.9	14.0	16.2[6]	26.4[6]	(103.3)[6]	1.5
Adjusted EBITDA[1]	$ 164.3	$ 146.6	$ 140.0	$ 133.5	$ 102.8	$ 54.2
Net Revenue	$ 1,722.4	$ 1,386.7	$ 1,144.2	$ 773.9	$ 687.2	$ 560.6
Adjusted EBITDA Margin[5]	10%	11%	12%	17%	15%	10%

1. See "Use of Non-GAAP Financial Measures" slide for more information; 2. Other, net for the year ended December 31, 2023 consists of nonrecurring transaction costs and tax restructuring fees incurred, non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement, and excise tax related to a nonrecurring buyback of the Company's stock from APC.; 3. Other, net for the year ended December 31, 2022 consists of one-time transaction costs incurred and non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests and contingent considerations; 4. Other, net for the years ended December 31, 2021 and 2020 relate to COVID-19 relief payments recognized in 2021 and 2020; 5. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue; 6. Certain APC minority interests where APC owns the asset but not the right to the dividends is reclassified from APC excluded asset costs to income from equity method investments; 7. Other, net for TTM ended September 30, 2024 consists of non-cash gain on debt extinguishment related to one of our promissory note payables, a reimbursement from a related party of the Company for taxes associated with the Excluded Assets spin-off, a financial guarantee via a letter of credit that we provided almost three years ago in support of two local provider-led ACOs, nonrecurring transaction costs and tax restructuring fees incurred, non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement, and excise tax related to a nonrecurring buyback of the Company's stock from APC

Guidance Reconciliation of Net Income to EBITDA & Adjusted EBITDA

(in thousands, $)	2024 Guidance Range Low	2024 Guidance Range High
Net Income	59,340	66,240
Interest expense	18,750	18,750
Provision for income taxes	26,660	29,760
Depreciation and amortization	27,500	27,500
EBITDA	132,250	142,250
Loss (income) from equity method investments	(4,250)	(4,250)
Other, net	5,000	5,000
Stock-based compensation	32,000	32,000
Adj. EBITDA	165,000	175,000

Note: See "Use of Non-GAAP Financial Measures" slide for more information.